UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

SCILEX HOLDING COMPANY/DE

(Exact name of registrant as specified in its charter)

Delaware	001-39852	Not available
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

Vickers Vantage Corp. I

1 Harbourfront Avenue, #16-06

Keppel Bay Tower, Singapore 098632

Singapore

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “New Scilex” and the “Company” refer to Scilex Holding Company, a Delaware corporation (f/k/a Vickers Vantage Corp. I), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “Vickers” refer to Vickers Vantage Corp. I, a Delaware corporation, prior to the Closing, and references to “Legacy Scilex” refer to Scilex Holding Company prior to the Closing. All references herein to the “Board” refer to the board of directors of New Scilex.

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section titled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Domestication and Business Combination Transaction

As previously announced, Vickers, a Cayman Islands exempted company, previously entered into an agreement and plan of merger, dated as of March 17, 2022 (the “Initial Merger Agreement”, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated September 12, 2022, “Amendment No. 1 to the Initial Merger Agreement” and together with the “Initial Merger Agreement”, the “Merger Agreement”), by and among Vickers, Vantage Merger Sub Inc., a wholly owned subsidiary of Vickers (“Merger Sub”), and Legacy Scilex.

On November 9, 2022, as contemplated by the Merger Agreement and described in the section titled “Proposal 2—The Domestication Proposal” of the final prospectus and definitive proxy statement, dated October 28, 2022 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), Vickers filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of corporate domestication and a certificate of incorporation with the Secretary of State of Delaware, pursuant to which Vickers was domesticated and continued as a Delaware corporation, under the name of “Vickers Vantage Corp. I” (the “Domestication”).

As a result of, and upon the effective time of the Domestication, among other things, (i) each issued and outstanding ordinary share, par value $0.0001 per share, of Vickers (the “Vickers Ordinary Shares”) converted automatically, on a one-for-one basis, into one share of New Scilex Common Stock (as defined below); (ii) each issued and outstanding warrant to purchase Vickers Ordinary Shares converted automatically into a warrant to acquire one share of New Scilex Common Stock; and (iii) each issued and outstanding Unit of Vickers converted automatically into a new unit with each unit representing one share of New Scilex Common Stock and one-half of one warrant to purchase New Scilex Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in Vickers’s form of warrant agreement (though such Units were automatically separated into their component parts at the effective time of the Merger as more fully described elsewhere in this Current Report).

As previously reported on the Current Report on Form 8-K filed with the SEC on November 9, 2022, Vickers held an extraordinary general meeting of its shareholders (the “Meeting”), at which the Vickers shareholders approved and adopted, among other matters, the Domestication and the Merger Agreement as described in the Proxy Statement/Prospectus.

On November 10, 2022 (the “Closing Date”), as contemplated by the Merger Agreement and described in the section of the Proxy Statement/Prospectus titled “Proposal 1—The Business Combination Proposal”, New Scilex consummated the merger transaction contemplated by the Merger Agreement (the “Closing”), whereby Merger Sub merged with and into Legacy Scilex, the separate corporate existence of Merger Sub ceasing and Legacy Scilex being the surviving corporation and a wholly owned subsidiary of New Scilex (the “Merger” and, together with the Domestication, the “Business Combination”). In connection with the consummation of the Business Combination, Vickers changed its name to “Scilex Holding Company” (“New Scilex”).

Pursuant to the terms of the Contribution and Satisfaction of Indebtedness Agreement, dated as of September 12, 2022, by and among Legacy Scilex, Scilex Pharmaceuticals, Inc. and Sorrento Therapeutics, Inc., our controlling stockholder (“Sorrento”), immediately prior to the Closing of the Business Combination, Sorrento contributed $290,570,964 of outstanding intercompany indebtedness owed by Legacy Scilex and Scilex Pharma to Sorrento in exchange for the issuance by Legacy Scilex to Sorrento of 29,057,097 shares of Series A Preferred Stock, par value $0.0001 per share, of Legacy Scilex (the “Legacy Scilex Preferred Stock”).

At the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.0001 per share, of Legacy Scilex (the “Legacy Scilex Common Stock”) outstanding as of immediately prior to the Effective Time (other than shares held by Scilex or its subsidiaries or shares the holders of which exercise dissenters rights of appraisal) was cancelled in exchange for the right to receive a number of shares of common stock, par value $0.0001 per share, of New Scilex (the “New Scilex Common Stock”) equal to the Exchange Ratio (as defined below); (ii) each share of Legacy Scilex Preferred Stock outstanding as of immediately prior to the Effective Time was cancelled in exchange for the right to receive (a) one share of New Scilex Series A Preferred Stock and (b) one-tenth of one share of New Scilex Common Stock; and (iii) each option to purchase Legacy Scilex Common Stock that was then outstanding was converted into the right to receive an option relating to New Scilex Common Stock upon substantially the same terms and conditions as were in effect with respect to such option immediately prior to the Effective Time except that (y) each New Scilex Option relates to that whole number of shares of New Scilex Common Stock (rounded down to the nearest whole share) equal to the number of shares of Legacy Scilex Common Stock subject to such option, multiplied by the Exchange Ratio, and (z) the exercise price per share for each such share of New Scilex Common Stock is equal to the exercise price per share of such option in effect immediately prior to the Effective Time, divided by the Exchange Ratio (rounded up to the nearest whole cent).

The “Exchange Ratio” means an amount equal to the quotient of (i) the number of shares constituting the Merger Consideration (as defined below), divided by (ii) the sum of the number of (y) shares of Legacy Scilex Common Stock issued and outstanding as of immediately prior to the Effective Time (other than any such shares held in treasury), plus (z) shares of Legacy Scilex Common Stock issuable upon, or subject to, the settlement of options to purchase Legacy Scilex Common Stock outstanding as of immediately prior to the Effective Time. The “Merger Consideration” was calculated as the quotient of (i) $1.5 billion less Specified Indebtedness (as defined below) divided by (ii) $10.00. The term “Specified Indebtedness” means the aggregate amount owed by Legacy Scilex to Sorrento in respect of (i) those certain senior secured notes due 2026 issued under that certain Indenture, dated as of September 7, 2018, by and among Scilex Pharmaceuticals Inc., as the issuer, Sorrento, as the parent guarantor, and U.S. Bank National Association, as trustee and collateral agent, as amended from time to time; and (ii) all obligations of Legacy Scilex for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements) including with respect thereto, all interests, fees and costs and prepayment and other penalties and all obligations of Legacy Scilex evidenced by bonds, debentures, notes or similar instruments of Legacy Scilex and any of its subsidiaries other than such Specified Indebtedness owed to Sorrento. The Exchange Ratio, as determined in accordance with the terms of the Merger Agreement, was 0.673498, the aggregate Merger Consideration was $1,500,000,000 and amount of Specified Indebtedness was zero.

Pursuant to the terms of the Sponsor Support Agreement, dated March 17, 2022 (the “Initial Sponsor Support Agreement”, as amended by Amendment No. 1 to the Sponsor Support Agreement, dated September 12, 2022, “Amendment No. 1 to the Sponsor Support Agreement” and together with the “Initial Sponsor Support Agreement”, the “Sponsor Support Agreement”), by and among Vickers, the Company, Vickers Venture Fund VI (Plan) Pte Ltd (“Sponsor One”), Vickers Venture Fund VI Pte Ltd (“Sponsor Two” and, together with Sponsor One, the “Sponsors”) and certain directors and officers of Vickers, the Sponsors forfeited 2,736,000 warrants that were issued in a private placement in connection with Vickers’s initial public offering. In addition, pursuant to the terms of the Warrant Transfer Agreement, dated as of October 17, 2022, by and among Sorrento, the Sponsors, Vickers and Maxim Group LLC, the Sponsors transferred an aggregate of 3,104,000 warrants to Sorrento as over 90% of the public Vickers Ordinary Shares outstanding as of March 17, 2022 were redeemed in connection with the Business Combination.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Initial Merger Agreement, Amendment No. 1 to the Initial Merger Agreement, Initial Sponsor Support Agreement, and Amendment No. 1 to the Sponsor Support Agreement, and Warrant Transfer Agreement, which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.12, respectively, and are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, on November 10, 2022, New Scilex, Sorrento, the Sponsors, and Vickers’s former directors, Pei Wei Woo, Suneel Kaji and Steve Myint entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), whereby, subject to certain exceptions, the parties agreed, among other things not to transfer any shares of New Scilex Common Stock or any security convertible into or exercisable or exchanged for New Scilex Common Stock beneficially owned or owned of record by such holder until the date that is the earlier of (i) 180 days from the date of the Registration Rights Agreement or (ii) the date on which New Scilex completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of New Scilex’s stockholders having the right to exchange their shares of New Scilex Common Stock for cash, securities or other property. The Registration Rights Agreement will govern the registration of certain shares of New Scilex Common Stock and other New Scilex securities for resale and includes certain customary demand and “piggy-back” registration rights with respect to shares of New Scilex Common Stock held by the parties thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, New Scilex entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by New Scilex of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to New Scilex, or, at New Scilex’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note—Domestication and Business Combination Transaction” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Vickers was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Vickers following the consummation of the Business Combination, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements.

Certain statements contained in this Current Report and in the documents incorporated herein by reference may constitute “forward-looking statements” for purposes of federal securities laws. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negative of any of the foregoing) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report may include, for example, but are not limited to, statements about:

•	New Scilex’s ability to raise financing in the future;

•	New Scilex’s ability to realize the anticipated benefits of the Business Combination;

•	the attraction and retention of qualified directors, officers, employees and key personnel of New Scilex;

•	the ability of New Scilex to compete effectively in a highly competitive market;

•	the competition from larger pharmaceutical companies that have greater resources, technology, relationships and/or expertise;

•	the ability to protect and enhance New Scilex’s corporate reputation and brand;

•	the impact from future regulatory, judicial, and legislative changes in New Scilex’s industry;

•	New Scilex’s ability to obtain and maintain regulatory approval of any of its product candidates;

•	New Scilex’s ability to research, discover and develop additional product candidates;

•	New Scilex’s ability to grow and manage growth profitably;

•	New Scilex’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	New Scilex’s ability to execute its business plans and strategy;

•	the ability to maintain the listing of New Scilex’s public securities on The Nasdaq Stock Market LLC (“Nasdaq”); and

•	New Scilex’s public securities’ potential liquidity and trading.

These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak, and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of Vickers prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Business of Vickers” and that information is incorporated herein by reference. The business of New Scilex is described in the Proxy Statement/Prospectus in the section titled “Business of Scilex” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to New Scilex’s business and operations are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” and that information is incorporated herein by reference.

Financial Information

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations prior to the Business Combination is included in (a) the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations included as Exhibit 99.4 hereto and incorporated herein by reference and (b) Vickers’s Management’s Discussion and Analysis of Financial Condition and Results of Operations beginning on page 26 of Vickers’s Quarterly Report on Form 10-Q, filed with the SEC on November 4, 2022 and incorporated herein by reference.

Facilities

The disclosure contained in the Proxy Statement/Prospectus in the section titled “Business of Scilex—Facilities and Properties” is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of New Scilex Common Stock and voting power as of the Closing Date by:

•	each person who is a named executive officer or director of New Scilex;

•	all executive officers and directors of New Scilex as a group; and

•	each person who is a beneficial owner of more than 5% of New Scilex common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership of New Scilex Common Stock is based on 141,098,856 shares of such common stock outstanding as of November 10, 2022. Voting power is based on 141,098,856 shares of New Scilex Common Stock and 29,057,097 shares of New Scilex Preferred Stock outstanding as of November 10, 2022. Shares of New Scilex Preferred Stock are held solely by Sorrento.

	Number of Shares of Common Stock Beneficially Owned		% of Total Common Stock	Number of Shares of Preferred Stock Beneficially Owned	% of Total Preferred Stock	% of Total Vote
Directors and Executive Officers of New Scilex(1)
Jaisim Shah(2)	8,432,156		5.6%	—	*	4.7%
Henry Ji, Ph.D. (3)	1,904,726		1.3%	—	*	1.1%
Elizabeth Czerepak (4)	328,330		*	—	*	*
Tien-Li Lee, M.D. (5)	427,670		*	—	*	*
Dorman Followwill	—		*	—	*	*
Laura J. Hamill	—		*	—	*	*
David Lemus	—		*	—	*	*
Tommy Thompson	—		*	—	*	*
All Directors and Executive Officers of New Scilex as a Group (8 Individuals)	11,092,882		7.3%	—	*	6.1%
5% Beneficial Owners of New Scilex
Sorrento Therapeutics, Inc. (6)	138,830,590	(7)	96.3%	29,057,097	100%	96.9%

*	Less than one percent.
(1)

Unless otherwise indicated, the business address of each of the following individuals is 960 San Antonio Road, Palo Alto, California, 94303. None of the following individuals own shares of New Scilex Series A Preferred Stock.

(2)	Represents shares subject to options exercisable within 60 days of November 10, 2022.
(3)	Represents shares subject to options exercisable within 60 days of November 10, 2022.
(4)	Represents shares subject to options exercisable within 60 days of November 10, 2022.
(5)	Represents shares subject to options exercisable within 60 days of November 10, 2022.
(6)	The business address of Sorrento Therapeutics, Inc. is 4955 Directors Place, San Diego, CA 92121.
(7)	Includes 3,104,000 shares subject to warrants exercisable within 60 days of November 10, 2022.

Directors and Executive Officers

The Company’s directors and executive officers, composition of the committees of the Board and information with respect to the independence of the Board after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of New Scilex after the Business Combination” and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Vickers before the consummation of the Business Combination, the named executive officers of Scilex before the consummation of the Business Compensation and the named executive officers of New Scilex after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Directors and Executive Officers of Vickers - Executive Officers and Director Compensation,” “Scilex’s Executive Compensation,” and “Directors and Executive Officers of New Scilex After the Business Combination,” respectively, and that information is incorporated herein by reference.

Reference is made to the disclosure set forth below in Item 5.02 of this Current Report under the headings “Scilex Holding Company 2022 Equity Incentive Plan” and “Scilex Holding Company 2022 Employee Stock Purchase Plan,” which is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of Vickers before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of Vickers - Executive Officers and Director Compensation,” and that information is incorporated herein by reference.

A description of the compensation of the directors of Scilex before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Scilex’s Director Compensation,” and that information is incorporated herein by reference.

A description of the compensation of the directors of New Scilex after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Scilex’s Director Compensation - New Scilex Director Compensation Following the Business Combination” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of Vickers and the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the section of the Proxy Statement/Prospectus “Business of Scilex—Legal Proceedings” and such information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the ticker symbol, number of stockholders and dividends for Vickers’s securities is set forth in the Proxy Statement/Prospectus in the section titled “Trading Market and Dividends” and such information is incorporated herein by reference.

As of the Closing Date, there were ten holders of record of New Scilex Common Stock, one holder of record of New Scilex Preferred Stock and four holders of record of New Scilex Warrants to purchase New Scilex Common Stock.

New Scilex’s common stock and warrants began trading on November 11, 2022 under the symbols “SCLX” and “SCLXW”, respectively. Vickers’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

New Scilex has not paid any cash dividends on shares of its common stock to date. The payment of cash dividends in the future will be dependent upon it revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Proposal 7—The Stock Plan Proposal” and “Proposal 6—The ESPP Proposal,” which are incorporated herein by reference. The Scilex Holding Company 2022 Equity Incentive Plan (the “Equity Incentive Plan”) and Scilex Holding Company 2022 Employee Stock Purchase Plan (the “ESPP”) were approved by Vickers shareholders at the Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of New Scilex’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Scilex Securities” and that information is incorporated herein by reference.

Immediately following the Closing, including rollover equity instruments (i.e. stock options), there were 141,098,856 shares of New Scilex Common Stock issued and outstanding, held of record by ten holders; 29,057,097 shares of New Scilex Preferred Stock issued and outstanding, held of record by one holder; and 8,253,331 New Scilex Warrants outstanding held of record by four holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of New Scilex after the Business Combination—Limitation of Liability and Indemnification of Directors and Officers” and that information is incorporated herein by reference. In connection with the Business Combination, New Scilex entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed in Vickers’s Current Report on Form 8-K, filed with the SEC on October 18, 2022, Vickers entered into a Debt Contribution Agreement, dated October 17, 2022 (the “Vickers Debt Agreement”), with the Sponsors. The Vickers Debt Agreement relates to certain amounts owed by Vickers to the Sponsors for payment of certain outstanding loans (the “Vickers Obligations”) as set forth therein.

Pursuant to the Vickers Debt Agreement, the Sponsors contributed an aggregate of $5,330,555.80 to the Company (“Company Obligations”) in exchange for the issuance to the Sponsors of an aggregate of 533,057 shares (the “Contribution Shares”) of common stock, par value $0.0001 per share, of Vickers (which number of shares was determined by dividing the aggregate amount of the Company Obligations by $10.00) immediately prior to the consummation of the Business Combination but after the Domestication (as defined in the Merger Agreement).

The Contribution Shares were issued, in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on      Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Sponsors has represented that such equityholder is an “accredited investor,” as defined in Regulation D, and has acquired such Contribution Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Except for the registration rights contemplated by the Registration Rights Agreement entered into in connection with the closing of the Business Combination pursuant to the Merger Agreement, the Contribution Shares have not been registered under the Securities Act and such Contribution Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy Contribution Shares or any other securities of the Company.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Domestication and immediately prior to the consummation of the Business Combination, Vickers filed a certificate of incorporation with the Secretary of State of the State of Delaware. The material terms of the certificate of incorporation and the general effect upon the rights of holders of Vickers’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Proposal 2—The Domestication Proposal” and “Proposals 5A-5G—The Advisory Governance Proposals”, which are incorporated by reference herein.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act, New Scilex is the successor issuer to Vickers and has succeeded to the attributes of Vickers as the registrant. In addition, the shares of New Scilex Common Stock, as the successor to Vickers, are deemed to be registered under Section 12(b) of the Exchange Act.

Restated Certificate of Incorporation of New Scilex and Bylaws of New Scilex

Upon the effectiveness of the Domestication, Vickers’s memorandum and articles of association in effect immediately prior to the Domestication were replaced with a certificate of incorporation and bylaws of Vickers, which continued in effect through the Closing. In connection with the Closing, Vickers changed its corporate name of “Vickers Vantage Corp. I” to “Scilex Holding Company” and restated its certificate of incorporation (the “Restated Charter”) to remove provisions relating to the incorporator and initial board of directors following the Domestication and prior to the Effective Time. The bylaws of Vickers became the bylaws of New Scilex (the “Bylaws”). The Restated Charter authorizes the issuance by New Scilex of up to 45,000,000 shares of preferred stock, par value $0.0001 per share, and on November 9, 2022, New Scilex filed a Certificate of Designations designating 29,057,097 shares of such preferred stock of New Scilex as “Series A Preferred Stock” (the “Certificate of Designations”). The Certificate of Designations sets forth the powers, rights and preferences and qualifications, limitations and restrictions of the Series A Preferred Stock. Copies of the Restated Charter, the Certificate of Designations, and the Bylaws are attached hereto as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 hereto, respectively, and are incorporated herein by reference.

The material terms of each and the Restated Charter, the Certificate of Designations, and the Bylaws and the general effect upon the rights of holders of New Scilex’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2—The Domestication Proposal,” “Proposal No. 3—The Charter Approval Proposal,” “Proposal No. 4—The Bylaws Proposal” and “Description of New Scilex Securities,” which are incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of independent registered public accounting firm.

Effective upon the Closing, on November 10, 2022, the Board dismissed WithumSmith+Brown, PC (“Withum”), which served as Vickers’s independent registered public accounting firm prior to the Business Combination.

The report of Withum on the financial statements of Vickers as of December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about Vickers’s ability to continue as a going concern and emphasized the restatement of Vickers’s financial statement as of January 11, 2021 due to its change in accounting for warrants and Vickers Ordinary Shares subject to possible redemption. During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim period through November 10, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal, other than a previously disclosed material weakness in Vickers’s internal control over financial reporting identified by Vickers.

The Company provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report and requested that Withum furnish a letter addressed to the SEC dated November 17, 2022, which is filed as Exhibit 16.1 to this Current Report, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Appointment of Ernst & Young LLP

Effective upon the Closing, the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. EY’s appointment as the Company’s independent registered public accounting firm was subject to the completion of customary client acceptance procedures, which were completed November 16, 2022. EY audited the consolidated balance sheets of Scilex as of December 31, 2020 and December 31, 2021 and the related consolidated statements of operations, stockholders’ deficit and cash flows.

During the years ended December 31, 2020 and 2021 and the subsequent interim period through November 10, 2022, neither the Company nor anyone on its behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the sections titled “Form 10 Information—Directors and Executive Officers,” “Form 10 Information—Executive Compensation,” “Form 10 Information—Director Compensation,” “Form 10 Information—Certain Relationships and Related Transactions” and “Form 10 Information—Indemnification of Directors and Officers” in Item 2.01 to this Current Report is incorporated herein by reference.

Effective as of the Closing, the following people were appointed as directors of the Company:

•	Class I directors: Dorman Followwill, David Lemus, and Tommy Thompson;

•	Class II directors: Tien-Li Lee, M.D. and Laura J. Hamill; and

•	Class III directors: Henry Ji, Ph.D. and Jaisim Shah.

Effective as of the Closing, the executive officers of the Company are:

•	Jaisim Shah, President and Chief Executive Officer; and

•	Elizabeth Czerepak, Executive Vice President, Chief Business Officer, Chief Financial Officer and Secretary.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of New Scilex after the Business Combination” for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference.

Scilex Holding Company 2022 Equity Incentive Plan

On November 9, 2022, the Equity Incentive Plan became effective. The Equity Incentive Plan is described in greater detail in the section of the Proxy Statement/Prospectus titled “Proposal 7—The Stock Plan Proposal,” which is incorporated herein by reference.

The foregoing description of the Equity Incentive Plan, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Incentive Plan, which is included herein as Exhibit 10.5 and is incorporated herein by reference.

Scilex Holding Company 2022 Employee Stock Purchase Plan

On November 9, 2022, the ESPP became effective. The ESPP is described in greater detail in the section of the Proxy Statement/Prospectus titled “Proposal 6—The ESPP Proposal,” which is incorporated herein by reference.

The foregoing description of the ESPP, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ESPP, which is included herein as Exhibit 10.8 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated in this Item 5.03 by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on November 10, 2022, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the code is available in the Investors section of the Company’s website at www.scilexholding.com.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” and “The Merger Agreement” of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 10, 2022, the Company issued two press releases announcing (i) the consummation of the Business Combination, and (ii) the listing of its common stock on Nasdaq. The press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated herein by reference. The foregoing (including Exhibit 99.1 and Exhibit 99.2) are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to Vickers and has succeeded to the attributes of Vickers as the registrant, including Vickers’s SEC file number (001-39852) and CIK Code (0001820190). The Company’s common stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using Vickers’s SEC file number (001-39852).

The Company’s common stock and public warrants are listed for trading on Nasdaq under the symbols “SCLX” and “SCLXW,” respectively, and the CUSIP numbers relating to the Company’s common stock and public warrants are 80880W 106 and 80880W 114, respectively.

Holders of Vickers’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that the Company is the successor to Vickers.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Vickers as of and for the three and nine months ended September 30, 2022 and 2021, and the related notes thereto beginning on page 1 of Vickers’s Quarterly Report on Form 10-Q, filed with the SEC on November 4, 2022 (the “Form 10-Q”), are incorporated herein by reference. These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Vickers from February 21, 2020 (inception) through December 31, 2020 and the year ended December 31, 2021 and the related notes included in the Proxy Statement/Prospectus beginning on page F-2 thereof, which are incorporated herein by reference.

The unaudited consolidated financial statements of Legacy Scilex as of and for the three and nine months ended September 30, 2022 and 2021 are set forth in Exhibit 99.3 hereto and are incorporated by reference herein. These unaudited consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Scilex for the years ended December 31, 2021 and 2020 and the related notes included in the Proxy Statement/Prospectus beginning on page F-48 thereof, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of September 30, 2022 and for the nine months ended September 30, 2022 and the period ended December 31, 2021 is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1#	Agreement and Plan of Merger, dated as of March 17, 2022, by and among Vickers Vantage Corp. I, Vickers Merger Sub Inc. and Scilex Holding Company (incorporated by reference to Annex A-1 of Amendment No. 7 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on October 26, 2022).

2.2#	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 12, 2022, by and among Vickers Vantage Corp. I, Vickers Merger Sub Inc. and Scilex Holding Company (incorporated by reference to Annex A-2 of Amendment No. 7 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on October 26, 2022).

3.1+	Restated Certificate of Incorporation of Scilex Holding Company.

3.2+	Certificate of Designations of Scilex Holding Company

3.3+	Bylaws of Scilex Holding Company.

4.1	Warrant Agreement, dated as of January 6, 2021, by and between Vickers Vantage Corp. I and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).

10.1+	Amended and Restated Registration Rights Agreement, dated as of November 10, 2022, by and among Scilex Holding Company, Vickers Venture Fund VI Pte Ltd, Vickers Venture Fund VI (Plan) Pte Ltd, Sorrento Therapeutics, Inc. and certain security holders set forth on the signature pages thereto.

10.2*+	Form of Indemnification Agreement of Scilex Holding Company.

Exhibit Number	Description

10.3	Sponsor Support Agreement, dated as of March 17, 2022, by and among Vickers Vantage Corp. I and certain stockholders (incorporated by reference to Annex F-1 of Amendment No. 7 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on October 26, 2022).

10.4	Amendment No. 1 to Sponsor Support Agreement, dated as of September 12, 2022, by and among Vickers Vantage Corp. I and certain stockholders (incorporated by reference to Annex F-2 of Amendment No. 7 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on October 26, 2022).

10.5*+	Scilex Holding Company 2022 Equity Incentive Plan.

10.6*+	Form of Stock Option Grant Notice and Stock Option Agreement under the Scilex Holding Company 2022 Equity Incentive Plan.

10.7*+	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement under the Scilex Holding Company 2022 Equity Incentive Plan.

10.8*+	Scilex Holding Company 2022 Employee Stock Purchase Plan.

10.9*	Offer Letter, dated as of April 19, 2019, between Scilex Pharmaceuticals Inc. and Jaisim Shah (incorporated by reference to Exhibit 10.17 of Amendment No. 1 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on June 27, 2022).

10.10*	Offer Letter, dated as of April 27, 2022, by and between Scilex Holding Company and Elizabeth Czerepak (incorporated by reference to Exhibit 10.21 of Amendment No. 1 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on June 27, 2022).

10.11#	Contribution and Satisfaction of Indebtedness Agreement, dated as of September 12, 2022, by and among Sorrento Therapeutics, Inc., Scilex Holding Company and Scilex Pharmaceuticals, Inc. (incorporated by reference to Exhibit 10.60 of Amendment No. 4 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on September 13, 2022).

10.12#	Warrant Transfer Agreement, dated October 17, 2022, by and among Sorrento Therapeutics, Inc., Vickers Venture Fund VI Pte Ltd, Vickers Venture Fund VI (Plan) Pte Ltd, and for the limited purposes set forth therein, Vickers Vantage Corp. I and Maxim Group LLC (incorporated by reference to Exhibit 10.62 of Amendment No. 5 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on October 18, 2022).

10.13#	Debt Contribution Agreement, dated October 17, 2022, by and among Vickers Vantage Corp. I, Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd. (incorporated by reference to Exhibit 10.63 of Amendment No. 5 of Vickers’s Form S-4 (File No. 333-264941), filed with the SEC on October 18, 2022).

16.1+	Letter from WithumSmith+Brown, PC. to the Securities and Exchange Commission.

21.1+	List of Subsidiaries.

99.1+	Press Release, dated November 10, 2022.

Exhibit Number	Description

99.2+	Press Release, dated November 10, 2022.

99.3+	Unaudited financial statements of Scilex Holding Company as of and for the three and nine months ended September 30, 2022.

99.4+	Scilex Holding Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operation.

99.5+	Unaudited pro forma condensed combined financial information and the accompanying notes as of and for the nine months ended September 30, 2022 and for the year December 31, 2021.

104+	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Filed herewith.
*	Indicates a management contract or compensatory plan.
#

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: November 17, 2022